SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                               April 24, 2000
                     ---------------------------------
                     (Date of earliest event reported)


                                 SWWT, Inc.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter

                        Delaware 0-25942 84-1167603
               (State of (Commission File No.) (IRS Employer
                     Incorporation) Identification No.)


                3492 W. 109TH Circle, Westminster, CO 80030
            ----------------------------------------------------
            (Address of principal executive offices) (zip code)


                               (303) 460-8017
            ----------------------------------------------------
            (Registrant's telephone number, including area code)


                               Not Applicable
       -------------------------------------------------------------------
       (Former name or former address, if changed since last report)





The Registrant hereby amends Item 7 of its Current Report on Form 8-K dated May 5, 2000 as follows:



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     The following financial statements are hereto attached and filed as part of this report:

     (a) Financial Statements of Businesses Acquired

        Audited Financial Statements of E-Newco, Inc.

                Report of Independent Auditors
                Balance Sheet at March 31, 2000
                Statement of Changes in Stockholders' Equity
                  from January 7, 2000 (inception) to March 31,2000
                Statement of Cash Flows from January 7, 2000
                  (inception) to March 31, 2000
                Notes to Financial Statements

     (b) Pro Forma Financial Information

          On April 14, 2000, SWWT, Inc. ("SWWT") and its newly-formed, wholly owned subsidiary, ENWC Acquisition, Inc. entered into a merger agreement with E-Newco, Inc. ("E-Newco"). The merger was accounted for as a purchase of SWWT by E-Newco because the existing stockholders of SWWT prior to the merger do not have voting control of the combined entity after the merger. Since SWWT, prior to the reverse acquisition, was a public corporation without substantial business operations, no pro-forma information giving effect to the merger is required.

     (c) Exhibits

     *2.1 Agreement and Plan of Merger, dated as of April 14, 2000 among E-Newco, Inc., a Delaware corporation, SWWT, Inc., a Delaware corporation, and ENWC Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of SWWT, Inc.

     *3.1 Certificate of Designations of Series B Preferred Stock, par value $.001 per share, of SWWT, Inc.

     27.1   Financial Data Schedule

     **99.1 News Release, dated April 26, 2000.


                  * Incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

                  **Incorporated by reference to the Company's Current Report on Form 8-K dated May 5, 2000.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SWWT, INC.


                                    /s/ JONATHAN V. DIAMOND
                                    ---------------------------------
                                    Name:  Jonathan V. Diamond
                                    Title: President


Dated:  May 15, 2000







                       Report of Independent Auditors

The Board of Directors
E-Newco, Inc.

We have audited the accompanying balance sheet of E-Newco, Inc. as of March 31, 2000 and the related statements of changes in stockholders' equity and cash flows from January 7, 2000 (date of inception) to March 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E-Newco, Inc. as of March 31, 2000 and the results of its cash flows from January 7, 2000 (date of inception) to March 31, 2000 in conformity with accounting principles generally accepted in the United States.


                                             /s/ Ernst & Young LLP

New York, New York
April 24, 2000


                               E-Newco, Inc.

                               Balance Sheet

                               March 31, 2000



ASSETS
Cash and cash equivalents                                              $2,525,000
Investment                                                                300,000
                                                                   -----------------
Total assets                                                           $2,825,000
                                                                   =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Accrued stock issuance costs                                       $   250,000

Stockholders' equity:
   Preferred Stock, $.01 par value; 100 shares authorized,
     no shares issued and outstanding                                           -
   Common Stock, $.01 par value; 1,000 shares authorized,
     890 shares issued and outstanding                                          9
   Additional paid-in capital                                           3,074,991
   Notes receivable                                                      (500,000)
                                                                   -----------------
Total stockholders' equity                                              2,575,000
                                                                   -----------------
                                                                       $2,825,000
                                                                   =================


See accompanying notes.


                               E-Newco, Inc.

                Statement of Changes in Stockholders' Equity

           January 7, 2000 (date of inception) to March 31, 2000




                                           COMMON STOCK            ADDITIONAL                        TOTAL
                                     ---------------------------    PAID-IN          NOTES       STOCKHOLDERS'
                                       SHARES      PAR VALUE        CAPITAL       RECEIVABLE        EQUITY
                                     ----------------------------------------------------------------------------

Capital contribution, net of
  offering expenses
  of $250,000                             890         $ 9           $3,074,991      $(500,000)       $2,575,000
                                     ----------------------------------------------------------------------------
Balance, March 31, 2000                   890         $ 9           $3,074,991      $(500,000)       $2,575,000
                                     ============================================================================



See accompanying notes.


                                     5
                               E-Newco, Inc.

                          Statement of Cash Flows

           January 7, 2000 (date of inception) to March 31, 2000


CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investment                                $    (300,000)
                                                     -----------------
Net cash used in investing activities                      (300,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of stock                           2,825,000
                                                     -----------------
Net cash provided by  financing activities                2,825,000
                                                     -----------------

Net increase in cash and cash equivalents                 2,525,000
Cash and cash equivalents at January 7, 2000                      -
                                                     -----------------
Cash and cash equivalents at March 31, 2000              $2,525,000
                                                     =================



See accompanying notes.



                               E-Newco, Inc.

                       Notes to Financial Statements

                               March 31, 2000


1.  ORGANIZATION AND FORMATION OF THE BUSINESS

E-Newco, Inc. (the "Company") is a holding company incorporated in the state of Delaware on January 7, 2000 for the purpose of funding early-stage
Internet properties and acquiring existing companies focused on media, music, entertainment, and consumer applications. The Company has not initiated any operations as of March 31, 2000. From formation to March 27, 2000, certain activities were undertaken by the Chief Executive Officer
("CEO") for which he will not be compensated. Effective March 27, 2000, the CEO is under an employment agreement.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all cash balances and highly-liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  INVESTMENTS

On March 16, 2000, the Company used advances received on the issuance of the Company's common stock to purchase an exchangeable demand promissory note and a stock purchase warrant for $300,000, which are exchangeable into and exercisable for shares of capital stock of SchoolNet, Inc., upon the occurrence of certain events. At March 31, 2000, this investment is carried at cost which approximates fair value.

4.  CAPITAL STOCK

Common Stock

On March 23, 2000, the Company issued 890 shares of common stock for $3,325,000, of which 133.83 shares were purchased by the Company's CEO through the issuance of a $500,000 note receivable payable on demand.

4.  CAPITAL STOCK (CONTINUED)

Preferred Stock

The Company authorized 100 shares of $.01 par value, preferred stock.
Shares of preferred stock may be issued from time to time in one or more series, with the rights and powers of each series set by the Board of Directors. There are no shares outstanding at March 31, 2000.

5.  RELATED PARTY TRANSACTIONS

On March 23, 2000, the CEO issued a $500,000 note receivable payable on demand to the Company in connection with the purchase of common stock.
Interest accrues at the greater of (i) 6% or (ii) the applicable federal mid-term rate.

6.  SUBSEQUENT EVENTS

Effective April 24, 2000, the Company merged with ENWC Acquisition, Inc., a wholly owned subsidiary of SWWT, Inc. ("SWWT"), a publicly traded company, through the exchange of all of the outstanding common stock of E-Newco for 757,772 shares of Series B Preferred Stock of SWWT. The Series B Preferred
Stock issued represents approximately 95.5% of the voting shares of SWWT on an as converted basis and, accordingly, E-Newco will be treated as the acquiror for accounting purposes.

Prior to 1998, SWWT was engaged in the manufacture and sale of portable water filtration and purification devices. On February 6, 1998, SWWT sold substantially all of its assets. As a result of the sale, SWWT's only significant asset was cash of approximately $1.2 million at the date of the merger with E-Newco. Prior to the closing of the merger, SWWT paid a one-time cash dividend of an aggregate of $740,635 to its pre-merger stockholders.

Restricted Common Stock

Effective April 8, 2000, the Company issued 110 shares of restricted stock for a purchase price of $410,955 to the Company's CEO in accordance with a Restricted Stock Purchase Agreement. The purchase price was established based on the fair market value at the date of grant. These shares were issued subject to certain conditions, and transfer and other restrictions.
The restricted stock vests over a three year period.

6.  SUBSEQUENT EVENT (CONTINUED)

Restricted Common Stock (continued)

Concurrent with the execution of his employment agreement, the CEO issued to the Company a $410,955 promissory note receivable. The note bears interest at a rate of 6% per year and the principal plus interest are due on the earlier of 7 years, termination of employment, or breach of the agreement governing the restricted shares. The proceeds from the note receivable were used to purchase the 110 shares of restricted common stock of the Company. The CEO pledged to the Company an interest in the restricted shares of the Company's common stock as security for the promissory note.

